                                                                   EXHIBIT 10.3

THE CONVERTIBLE NOTES AND THE UNDERLYING SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, AND THEREFORE MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL SECURITIES LAWS OR IF, IN THE OPINION OF COUNSEL TO THE ISSUER OR THE HOLDER HEREOF, EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE APPLICABLE.




                               PRO NET LINK CORP.


                     12% Convertible Note due August 8, 2001


$1,000,000                                                    New York, New York
                                                                  August 8, 2000


                  1. CONSIDERATION. FOR VALUE RECEIVED, PRO NET LINK CORP., a Nevada corporation (the "undersigned" or the "Company"), hereby promises to pay to the order of JEAN PIERRE COLLARDEAU ("JPC"), at 645 Fifth Avenue, Suite 303, New York, New York 10022, or at such other place as the holder hereof (the "Holder") shall designate to the undersigned in writing, in lawful money of the United States of America or in New York Clearing House Funds, the principal amount of one million ($1,000,000) Dollars, and to pay interest (computed on the basis of a 360-day year and the actual number of days elapsed) on the unpaid principal amount hereof at the rate of twelve percent (12%) per annum, compounded quarterly, on the first day of each calendar month of each year, for the period from August 8, 2000 until the Maturity Date (as defined herein). The undersigned promises to pay the said principal sum and interest in accordance with the terms of this Convertible Note (the "Note").

                  2. PAYMENT. On the Maturity Date the undersigned shall pay the Holder all accrued and unpaid principal and interest on this Note. No payment of the principal of this Note may be made prior to the Maturity Date by the Company without the consent of the Holder, except as otherwise provided herein.

                  For purposes of this Note, the "Maturity Date" shall be the earlier of (i) August 8, 2001; (ii) the closing date of a capital investment in the Company by any person or entity of at least $10,000,000; and (iii) delivery by the Holder to the Company of a Default Notice (as defined in Section 6 herein).

                  3. OVERDUE INTEREST PAYMENTS. Interest on the indebtedness evidenced by this Note after an Event of Default, or maturity, accelerated or otherwise, shall be due and payable at the rate of twelve percent (12%) per annum, subject to the limitations of applicable law.

                  4. REGISTRATION RIGHTS AGREEMENT. This Note has been issued by the Company pursuant to the authorization of the Board of Directors of the Company (the "Board") and issued in conjunction with the Registration Rights Agreement, dated as of August 8, 2000, by and between the Company, JPC and certain other holders of shares of the Common Stock of the Company (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company may be obligated to prepare and file a registration statement with the Securities and Exchange Commission for a continuous offering and sale of the Conversion Shares (as defined in Section 5 hereof) under Rule 415 of the Securities Exchange Act of 1933, as amended. A copy of the Registration Rights Agreement may be obtained by the Holder from the Company upon written request.

                  5. CONVERSION.

                           (a) Subject to and in compliance with the provisions
hereof, the Holder shall have the right to convert all or a portion of the outstanding principal amount of this Note, and all accrued and unpaid interest thereon, into such number of shares of Common Stock, $0.001 par value, of the Company (the "Common Stock"; the Common Stock issuable upon conversion of, and issuable in lieu of interest payments on, this Note are herein referred to as the "Conversion Shares") as shall equal the quotient obtained by dividing (x) the principal amount of, or interest payable on, this Note to be converted by
(y) $1.89, subject to any adjustments pursuant to Section 5(b) (the "Conversion Price").

                           (b) The Conversion Price shall be subject to
appropriate decrease or increase, as the case may be, if the Company shall at any time after the date of issuance of this Note:

                                    (i) declare with respect to the Common Stock
any dividend or distribution payable in Common Stock or in securities directly or indirectly convertible into or exchangeable for Common Stock (but only upon the issuance of Common Stock following the conversion or exchange of such securities); or

                                    (ii) subdivide or combine outstanding shares
of the Common Stock.

                           (c) In case of any reclassification, change or
exchange of outstanding Common Stock (except for a change as a result of a subdivision or combination of such Common Stock), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (except for a merger or a consolidation in which the Company is the continuing corporation and which does not result in any reclassification, change or exchange of outstanding Common Stock other than a change as a result of a subdivision or combination of such Common Stock), or in case of any transfer to another corporation or other entity of the assets of the Company as an entirety or substantially as an entirety, this Note shall thereafter be convertible pursuant to this Section 5 into the kind and amount of shares and other securities and property that the Holder would have owned or would have been entitled to receive immediately after such reclassification, change, exchange, consolidation, merger or transfer had this Note been converted immediately prior to the effective date of such reclassification, change, exchange, consolidation, merger or transfer.

                           (e) At the option of the Holder, to avoid the
issuance of any fractional Common Stock, adjustment therefor may be made in cash in an amount equal to the same fraction of the Conversion Price in effect on the date of any exercise of Holder's rights of conversion under this Section 5.

                           (f) To exercise the conversion privilege described in
this Section 5 at any time when such privilege is exercisable in accordance with the terms of this Note, the Holder shall surrender this Note, with the form of Notice of Conversion annexed hereto as Exhibit A (the "Notice of Conversion") duly completed, to the Company. As promptly as practicable after surrender of this Note as aforesaid but in no event later than three business days thereafter, the Company shall issue and deliver to the Holder a certificate or certificates for the number of shares of Common Stock issuable or deliverable upon the conversion of this Note in accordance herewith and cash in respect of any fraction of a share of Common Stock for which the Holder has elected to receive cash. Such conversion shall be deemed to have been effected at the time when such Notice of Conversion shall have been received by the Company and this Note shall have been surrendered as aforesaid, and the person in whose name any certificate for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on such date the holder of record of the Common Stock represented thereby.

                           (g) No adjustment will be made upon conversion of
this Note in respect of dividends or distributions previously paid or declared (the date for the determination of security holders of record entitled to receive such dividends or distributions having passed) on the shares of Common Stock previously outstanding, except as otherwise provided in this Section 5.

                           (h) If the entire outstanding principal amount of
this Note is not converted, the Company shall also issue and deliver to the Holder a new Note of like tenor, dated August 8, 2000 (the "Original Issue Date"), in the principal amount equal to the principal which was not converted. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which a Notice of Conversion shall have been delivered as aforesaid, and the person or persons in whose name or names any certificate of certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date.

                           (i) All shares of Common Stock delivered upon
conversion of this Note will, upon delivery, be duly authorized, validly issued and fully paid and nonassessable.

                           (j) The issuance of the Conversion Shares shall be
made without charge to the Holder for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

                  6. EVENTS OF DEFAULT.

                           (a) In the case of any Event of Default (as
hereinafter defined), the Holder may, by notice to the Company specifying such Event of Default (a "Default Notice"), declare the principal of (and accrued interest, if any) on this Note to be immediately due and payable and thereupon, this Note (including both principal and interest, if any) shall become immediately due and payable. This provision is subject to the condition that if, at any time after delivery of a Default Notice, the Holder shall rescind or annul such Default Notice, then such Default Notice and its consequences shall be rescinded and annulled, but no such rescission or annulment shall extend to or affect any subsequent default or impair or exhaust any right or power consequent thereon.

                           (b) For purposes of this Note, any one or more of the
following shall constitute an "Event of Default":

                                    (i) default in the payment of the principal
of (or interest, if any, on) this Note when the same shall mature or become due and payable, either by the terms hereof or otherwise; or

                                    (ii) acceleration, by reason of default, of
the maturity of outstanding indebtedness for money borrowed of the Company in an amount in excess of $100,000; or

                                    (iii) any judgment, writ or warrant of
attachment or of any similar process in an amount in excess of $100,000 is entered or filed against the Company or against the property or assets of the Company and remains unpaid, unvacated, unbonded and unstayed for a period of sixty (60) days; or

                                    (iv) failure on the part of the Company to
duly observe or perform any of its other material covenants or agreements contained in, or to cure any material breach in a material representation or covenant contained in, this Note or the Registration Rights Agreement for a period of ten (10) business days after the date on which written notice of such failure or breach requiring the same to be remedied has been given by the Holder to the Company.

                           (c) The occurrence of an Insolvency Event shall
automatically constitute an Event of Default. An "Insolvency Event" shall mean a decree or order by a court having jurisdiction has been entered adjudging the Company bankrupt or insolvent, or approving a petition seeking reorganization of the Company under any applicable bankruptcy law and such decree or order has continued undischarged or unstayed for a period of thirty (30) days; or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of all or substantially all of its property, or for the winding-up or liquidation of its affairs, has been entered, and has remained in force undischarged or unstayed for a period of thirty (30) days. Notwithstanding any provision in Section 6(a) to the contrary, upon the occurrence of an Insolvency Event, the Holder shall have no obligation to deliver a Default Notice to the Company and the principal of (and accrued interest, if any) on this Note shall be immediately due and payable regardless of whether the Holder shall have delivered a Default Notice.

                  7. COVENANTS OF THE COMPANY. The Company covenants and agrees that it will at all times reserve and keep available such number of its duly authorized and unissued shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note and the exercise or conversion of all other outstanding securities exercisable or convertible with respect to shares of Common Stock and that, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Note and the exercise or conversion of all other outstanding securities exercisable or convertible with respect to shares of Common Stock at the conversion prices then in effect for such securities, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number as shall be sufficient for such purpose.

                  8. HOLIDAYS. If this Note or any installment hereof becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of New York, then such payment may be made on the next succeeding business day with the same force and effect as if made on the nominal date such payment became due and payable (and no interest shall accrue for the period after such nominal date).

                  9. SURVIVAL. The agreements, undertakings, representations and warranties contained in this Note shall remain operative and in full force and effect and, subject to payment in full of all principal (and interest, if any) due hereon, shall survive the surrender and/or delivery of this Note to the Company for cancellation or otherwise in connection with the transfer hereof. All the covenants, stipulations, promises and agreements contained in this Note by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.

                  10. NOTICES. Except as herein otherwise expressly provided, all notices, requests, demands, consents and other communications required or permitted under this Note shall be in writing and shall be considered to have been duly given when (i) delivered by hand, (ii) sent by telecopier (with receipt confirmed), provided that a copy is mailed (on the same date) by certified or registered mail, return receipt requested, postage prepaid, or
(iii) received by the addressee, if sent by Express Mail, Federal Express or other reputable express delivery service (receipt requested), or by first class certified or registered mail, return receipt requested, postage prepaid, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a person whose address is herein specified may from time to time designate as to itself by notice similarly given to the other such designees in accordance herewith). A notice of change of address shall not be deemed given until received by the addressee of such notice. Notices shall be addressed:

                                    (1)     if to the Holder:

                                            Jean Pierre Collardeau
                                            645 Fifth Avenue
                                            Suite 303
                                            New York, NY 10022
                                            Telecopier: (212) 319-4598

                                    (2)     if to the Company:

                                            Pro Net Link Corp.
                                            645 Fifth Avenue
                                            Suite 303
                                            New York, NY 10022
                                            Attn:  Glenn Zagoren
                                            Telecopier: (212) 319-4598

                                            with a copy to:

                                            Kronish Lieb Weiner & Hellman LLP
                                            1114 Avenue of the Americas
                                            New York, NY 10036
                                            Telecopier: (212) 479-6275
                                            Attn: Steven Huttler, Esq.

                  11. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York (without regard to the conflict of laws principles thereof).

                                        PRO NET LINK CORP.

                                           By: /s/ David Walker
                                              ________________________
                                           Name: David Walker
                                           Title: Chief Operating Officer

                                    EXHIBIT A

                              NOTICE OF CONVERSION

                  To be executed by the owner of the attached Note if such owner desires to convert the attached Note pursuant to Section 5:


                  The undersigned owner of the attached Note hereby

                  [   ]    irrevocably exercises the option to convert such Note
                           into shares of Common Stock of PRO NET LINK CORP.
                           ("Pro Net Link Shares") in accordance with the terms of such Note,

                  [   ]    elects to receive payment in cash for any fractional
                           share issuable upon such conversion,


and directs that the Pro Net Link Shares issuable and deliverable upon such conversion, together with any check in payment for any fractional share as to which an election to receive cash is made above, be delivered to the undersigned. If less than all of the amounts owing in respect of this Note are so converted, this Note shall also be returned to the undersigned.

Dated:   ________________

                                        __________________________
                                        JEAN PIERRE COLLARDEAU


Portion to be converted (if less than remaining principal balance):

         $_____________________